                                                                   EXHIBIT 10.11


                 FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT


     This Amended and Restated Rights Agreement (the "Agreement") is entered into as of the 18th day of March, 1996 by and among Storm Primax, Inc., a California corporation (the "Company"), and the undersigned holders of Series A, Series B, Series C and Series D Preferred Stock of the Company (the "Prior Holders"), the undersigned holders of Series E Preferred Stock of the Company (the "New Holders") (Prior Holders and New Holders may be collectively referred to as "Preferred Shareholders") and L. William Krause and Adriaan Ligtenberg (the "Founders").

                                   RECITALS
                                   --------

     A. The Prior Holders and Founders have previously been granted certain registration rights and rights of first refusal by the Company pursuant to that certain Amended and Restated Rights Agreement dated July 27, 1995, as amended, (the "Rights Agreement").

     B. The Company proposes to sell up to 16,857,316 shares of Series E Preferred Stock to the New Holders pursuant to an Agreement and Plan of Reorganization and an Asset Transfer Agreement of even date herewith (the "Series E Agreements") and desires that the New Holders receive the same registration rights as the Prior Holders.

     C. The Prior Holders and Founders beneficially owning at least two-thirds (2/3) of the Company's shares held by all Prior Holders and Founders which are subject to the Rights Agreement wish to amend the Rights Agreement to grant registration rights to the New Holders identical to the registration rights of the Prior Holders, and to waive their right of first refusal with respect to the sale of Series E Preferred Stock pursuant to the Series E Agreements.

     D. The New Holders desire to become parties to the Rights Agreement as amended and restated hereby.

     E. The Founders, the Prior Holders and the New Holders (collectively the "Purchasers") and the Company now desire to set forth the registration rights applicable to the Preferred Stock by amending and restating the Rights Agreement in its entirety as set forth below.

                                   AGREEMENT
                                   ---------

     In consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:


1.   Registration Rights.
     -------------------

     1.1  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission or any other
      ----------
federal agency at the time administering the Securities Act.

     "Conversion Stock" means the Common Stock issued or issuable upon
      ----------------
conversion of the Series A, Series B, Series C, Series D and Series E Preferred Stock.

     "Founder's Stock" shall mean any shares of Common Stock held by a Founder.
      ---------------

     "Holder" shall mean any shareholder of the Company holding Registrable
      ------
Securities (including Series A, Series B, Series C, Series D and Series E Preferred Stock) and any person holding Registrable Securities to whom the rights under this Section 1 have been transferred in accordance with Sections
1.11 and 3.3 hereof.

     "Initiating Holders" shall mean any Holder or Holders of at least sixty
      ------------------
percent (60%) of the Registrable Securities (adjusted after the original issuance thereof for stock splits, stock dividends, recapitalizations and the like).

     "Registrable Securities" means (i) the Conversion Stock; (ii) shares of
      ----------------------
capital stock of the Company issued or issuable upon exercise of a warrant or warrants unanimously approved by the Board of Directors and issued in connection with an equipment lease, equipment financing or a bank line financing; (iii) stock issued in lieu of the stock described in (ii) in any reorganization which has not been sold to the public; or (iv) stock issued in respect of the stock referred to in (i), (ii) and (iii) as a result of a stock split, stock dividend, recapitalization or the like, which have not been sold to the public. Except for subsections 1.2, 1.4, 1.10, 2.1, 3.1 through 3.3, and 5.4, Registrable Securities shall mean shares of Common Stock of the Company issued or issuable to the Founders and to those officers and directors of the Company to whom the Board of Directors of the Company by unanimous vote extends the registration rights contained in subsection 1.3; provided, however, that such grant of rights to the Founders, officers, directors or employees shall not be deemed to restrict or limit the registration rights otherwise afforded to L. William Krause with respect to the Series A, Series C, Series D and Series E Preferred Stock purchased by him.

     The terms "register," "registered" and "registration" refer to a
                --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses, except as otherwise stated
      ---------------------
below, incurred by the Company in complying with Sections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Holders in the event of each registration provided for in Sections 1.2, 1.3 and
1.4 hereof.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" shall mean all underwriting discounts, selling
      ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all reasonable fees and disbursements of counsel for the selling Holders.

     1.2  Requested Registration.
          ----------------------

          (a)  Request for Registration.  In case the Company shall receive from
               ------------------------
Initiating Holders a written request that the Company effect any registration with respect to a number of shares the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $3,000,000 the Company will:

               (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

               (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take
             --------  -------
any action to effect any such registration, qualification or compliance pursuant to this Section 1.2:

                      (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                      (B) At any time prior to the earlier of six (6) months after the effective date of the Company's initial public offering of its securities pursuant to a registration statement declared effective under the Securities Act or January 1, 1998;

                      (C) Within one hundred eighty (180) days of the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                      (D) After the Company has effected two such registrations pursuant to this Section 1.2(a), and such registrations have been declared or ordered effective (provided that, if prior to the effectiveness of a registration statement, the number of Holders participating or the number of shares of underlying Common Stock would not be sufficient to initiate a registration pursuant to this Section 1.2(a), the Company may withdraw its registration statement and, unless such insufficiency resulted from shares of underlying Common Stock being withdrawn as a result of a materially adverse event or circumstance relating to the Company which was not known to the Initiating Holders at the time of their request for demand registration, the Company will be deemed to have satisfied one of its obligations to register underlying common stock for purposes of this Section 1.2(a)(ii)(D));

               (E) If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.2 shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Initiating Holders, provided that the Company may not use this right more than once in any twelve month period.

     Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

          (b)  Underwriting.  In the event that a registration pursuant to
               ------------
Section 1.2 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1.2(a)(i). In such event, the right of any Holder to participate in such registration shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.2, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 1.2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all participating Holders and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities, and/or other securities so withdrawn shall also be withdrawn from registration, and such securities shall not be transferred in a public distribution prior to one hundred eighty (180) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

     If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other shareholders) in such registration if the underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

     1.3  Company Registration.
          --------------------

          (a)  Notice of Registration.  If at any time or from time to time the
               ----------------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction, or (iii) a registration effected pursuant to Sections 1.2 or 1.4 hereof the Company will:

               (i)   promptly give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder.

          (b)  Underwriting.  If the registration of which the Company gives
               ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event the right of any Holder to registration pursuant to Section 1.3 shall be conditioned upon such Holder's participation in such underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, but subject to the reasonable approval of Holders holding more than a majority of the Registrable Securities to be included in such registration. Notwithstanding any other provision of this Section 1.3, if the managing underwriter determines that marketing factors require limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of securities that may be included in the registration and underwriting (other than on behalf of the Company) shall be allocated among all Holders and such other holders (provided that such other holders have contractual rights to participate in such registration that are not subordinate to the Holders) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities or other securities requested to be included in such registration by such Holders and such other holders; provided, however, in no event shall the amount of Registrable Securities of the Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the Holders may be excluded entirely if the underwriters make the determination described above or the Holders holding a majority of the Registrable Securities consent in writing to such a reduction; and provided, further, however that the Registrable Securities held by Employee-Holders, as defined in Section 1.3(c), shall be reduced before any reduction in the Registrable Securities to be offered by the Preferred Shareholders, except that the Employee-Holders shall be entitled to include Registrable Securities held by them for up to five percent (5%) of the total amount of securities included in such offering, with the Preferred Shareholders retaining the right to include Registrable Securities held by them for up to twenty-five percent (25%) of the total amount of securities included in such offering. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among Holders requesting registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each of such Holders as of the date of the notice pursuant to subsection 1.3(a)(i) above. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

          (c)  Registration Rights of Founders, Officers, Directors and
               --------------------------------------------------------
Employees.  Upon any sale by the Company of shares of its Common Stock to the
- ---------
public in a firmly underwritten public offering, the Founders and any other officer, director or employee designated by the Company's Board of Directors by unanimous vote shall be entitled to include any of their shares of Common Stock in any registration by the Company under this subsection 1.3, if such persons who choose to include any of their securities in such registration shall continue to serve the Company as officer, director or employee on the effective date of such registration statement, and such persons agree to be bound by all other provisions of this Agreement and participate in any such registration on the same basis as each Holder in accordance with all applicable provisions of this Agreement (such persons are collectively referred to as "Employee-Holders").

     1.4  Registration on Form S-3.
          ------------------------

          (a) If any Holder or Holders holding in the aggregate not less than five percent (5%) of the then outstanding Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one (1) registration pursuant to this
Section 1.4 in any twelve (12) month period. The substantive provisions of
Section 1.2(b) shall be applicable to each registration initiated under this
Section 1.4.

          (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.4:

               (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (ii) if the Company, within ten (10) days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within sixty
(60) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities);

               (iii) within one hundred eighty (180) days of the effective date of any registration referred to in Sections 1.2 and 1.3 above provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

               (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed one hundred twenty (120) days from the receipt of the request to file such registration by such Holder, provided that the Company may not use this right more than once in any twelve month period.

     1.5  Limitations on Subsequent Registration Rights.  From and after the
          ---------------------------------------------
date hereof, without the approval of the holders of a majority of the Registrable Securities the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights, including standoff obligations, are subordinate to the registration rights granted to Holders hereunder. Nothing in this Section 1.5 shall be deemed to restrict the Company's right to grant registration rights to individual Employee-Holders pursuant to Section 1.3(c) above.

     1.6  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with all registrations pursuant to Sections 1.2 and 1.3 and for the first four registrations pursuant to Section 1.4 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

     1.7  Registration Procedures.  In the case of each registration,
          -----------------------
qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

          (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the Registration Statement has been completed.

          (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

          (c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

          (g) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     1.8  Indemnification.
          ---------------

          (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such person within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, within a reasonable period after such expenses are incurred, provided that the Company will not be liable to any such person in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission), made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein or the preparation thereby.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or the preparation thereby. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to an amount equal to the initial public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder.

          (c) Each party entitled to indemnification under this Section 1.8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     1.9  Information by Holder.  The Holders of securities included in any
          ---------------------
registration shall furnish to the Company such information regarding such Holders, the Registrable Securities held by them and the distribution proposed by such Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

     1.10  Rule 144 Reporting.  With a view to making available the benefits of
           ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act.

          (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

          (c) So long as a Preferred Shareholder owns any Restricted Securities to furnish to the Preferred Shareholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Preferred Shareholder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Preferred Shareholder to sell any such securities without registration.

     1.11  Transfer of Registration Rights.  The rights to cause the Company to
           -------------------------------
register securities granted Preferred Shareholders under sections 1.2, 1.3 and
1.4 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by a Preferred Shareholder provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee (together with its Related Persons) acquires at least 50,000 shares of Registrable Securities (appropriately adjusted for Recapitalizations).

     1.12  Standoff Agreement.  Each Holder agrees in connection with the
           ------------------
Company's initial public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided, that the officers, directors of the Company who own stock of the Company and any shareholder holding more than five percent (5%) of the outstanding voting securities of the Company also agree to such restrictions.

     1.13  Termination.  Any registration rights granted pursuant to this
           -----------
Section 1 shall terminate with respect to any Holder at such date, (i) seven years after the closing date of the Company's initial public offering or after the Company's initial registered public offering, when and for so long as
(ii) all remaining Registrable Securities held or entitled to be held by such Holder may be sold under Rule 144 during any three (3) month period.

2.   Right of First Refusal Upon Issuance of Securities by the Company.
     -----------------------------------------------------------------

     2.1  Right of First Refusal.
          ----------------------

          (a) The Company hereby grants to each Preferred Shareholder (provided such Preferred Shareholder is then a current holder of at least ten percent (10%) of the number of shares of Series A, Series B, Series C, Series D or Series E Preferred Stock (or Conversion Stock) originally purchased by such Preferred Shareholder) and each Founder (provided the Founder remains a director or officer of the Company) (collectively, hereinafter, the "Rights Holders") the right of first refusal to purchase, pro rata, all or any part of New Securities (as defined in this Section 2.1) which the Company may, from time to time, propose to sell and issue. A pro rata share, for purposes of this right of first refusal, is the ratio that the number of shares of Conversion Stock and Founder's Stock then held by each Rights Holder bears to the sum of the total number of shares of Conversion Stock and Founder's Stock then outstanding.

          (b) The Company hereby grants to Primax Electronics, Ltd., an ROC corporation ("Primax Taiwan") the right to assign the right to purchase up to 30% of the New Securities subject to the right of first offer described in paragraph (a) to members of Primax Taiwan's management, provided (i) Primax Taiwan is then a current holder of at least 30% of the
- --------
Conversion Stock then outstanding; (ii) the New Securities have a per share price greater than the per share price of the shares of Series E Preferred Stock (as adjusted for stock splits, dividends and the like); (iii) the New Securities are not being sold to a strategic partner in connection with the development of a digital camera; and (iv) that this right to assign may only be exercised once provided that this limitation shall not apply to (iii) above.

          (c) "Equity Securities" shall mean any securities having voting rights in the election of the Board of Directors not contingent upon default, or any securities evidencing an ownership interest in the Company, or any securities convertible into or exercisable for any shares of the foregoing, or any securities issuable pursuant to any agreement or commitment to issue any of the foregoing.

          (d) Except as set forth below, "New Securities" shall mean any Equity Securities, whether now authorized or not, and rights, options or warrants to purchase said Equity Securities. Notwithstanding the foregoing, "New Securities" does not include (i) Common Stock issued to employees, officers, consultants or directors of the Company pursuant to sales or options granted at any time after the date of incorporation of the Company pursuant to a stock option plan or restricted stock plan unanimously approved by the Company's Board of Directors up to a total of 2,944,842 (plus any of such shares which are repurchased by the Company or as to which such options expire unexercised) or pursuant to any other plan or agreement unanimously approved by the Company's Board of Directors; (ii) securities offered to the public generally pursuant to a registration statement under the Securities Act; (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization whereby the Company or its shareholders own not less than fifty-one (51%) percent of the voting power of the surviving or successor corporation; (iv) the Conversion Stock; (v) warrant or warrants for the purchase of shares of capital stock of the Company (and stock issued upon exercise of such warrant or warrants) which have been unanimously approved by the Board of Directors of the Company and issued in connection with an equipment lease, equipment financing or bank line financing; (vi) stock issued pursuant to any rights or agreements including without limitation convertible securities, options and warrants, provided that the rights of first refusal established by this Section 2 apply with respect to the initial sale or grant by the Company of such rights or agreements; or (vii) stock issued in connection with any stock split, stock dividend or recapitalization by the Company.

          (e) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Rights Holder written notice of its intention, describing the type of New Securities, and the price and terms upon which the Company proposes to issue the same. Each Rights Holder shall have fifteen (15) days from the date of receipt of any such notice to agree to purchase up to its respective pro rata share of such New Securities for the price and upon the applicable terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          (f) In the event a Rights Holder fails to exercise the right of first refusal within said fifteen (15) day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities not elected to be purchased by Rights Holders at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities in the manner provided above.

          (g) The right of first refusal granted under this Agreement shall expire upon the closing of the first firm commitment underwritten offering of the Company's securities to the public pursuant to an effective registration statement under the Securities Act.

          (h) The right of first refusal hereunder may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Preferred or securities issuable upon conversion thereof, or in exchange therefore, by a Rights Holder provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least 50,000 shares (appropriately adjusted for Recapitalizations). Notwithstanding the foregoing, such rights of first refusal may be assigned to any constituent partner of a Preferred Shareholder, without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.

          (i) In executing this Agreement, the undersigned holders of Series A, Series B, Series C and Series D Preferred Stock and the Founders waive the rights of first refusal held by such holders of Series A, Series B, Series C and Series D Preferred Stock and the Founders with respect to the issuance of the Series E Preferred Stock pursuant to the Series E Agreements.

3.   Right of Co-Sale Upon Transfer by Founders.  Each Founder hereby agrees as
     ------------------------------------------
follows:

     3.1  Right of Co-Sale.  In the event that a Founder proposes to sell any
          ----------------
shares of Common Stock (other than as set forth in Section 3.3 below) and the Company waives any right of first refusal it may have with respect to such shares, each Preferred Shareholder shall have the right, exercisable upon written notice to the Founder within forty (40) days after notice by the Company of such sale to participate in such sale of securities (which are not purchased by the Company or its assigns) pursuant to the specified terms and conditions of the notice, subject to the following limitations. The Company shall provide written notice to each Preferred Shareholder within thirty (30) days after receiving the notice of the proposed transfer from the Founder. The notice to the Preferred Shareholders shall state the terms of the proposed transfer and the date of expiration of the Preferred Shareholders' rights hereunder. Each participating Preferred Shareholder shall be entitled to sell up to that number of securities equal to the product obtained by multiplying (i) the shares to be transferred less the number of shares which are purchased by the Company or its assigns by (ii) a fraction, the numerator of which is the number of shares of Conversion Stock of the Company then owned by such Preferred Shareholder and the denominator of which is the combined number of shares of Conversion Stock of the Company then owned by the selling Founder and the Preferred Shareholders. For purposes of making such computation, each Preferred Shareholder shall be deemed to own the number of shares of Common Stock into which all of the Series A, Series B, Series C, Series D or Series E Preferred Stock held by such Preferred Shareholder is at the time convertible (in addition to any Common Stock issued upon conversion of its Series A, Series B, Series C, Series D or Series E Preferred Stock).

     3.2  Prohibited Transfers.  In the event the Founder should sell any
          --------------------
Founder's Shares in contravention of the participation rights of a Purchaser under this Section 3 (a "Prohibited Transfer"), the Purchaser shall have the option to sell to the Founder a number of shares of Common Stock of the Company (either directly or through delivery of convertible Preferred Stock) equal to the number of shares of Common Stock sold by the Founder (or issuable upon conversion of shares of Preferred Stock so sold) in contravention of such rights on the following terms and conditions:

          (a) The price per share at which such shares are to be sold to the Founder shall be equal to the price per share paid by the third-party purchaser or purchasers of the Founder's Shares (the "Contingent Purchaser") to the Founder assuming conversion of all Preferred shares.

          (b) The Purchaser shall deliver to the Founder, within 90 days after it has received notice from the Founder or otherwise become aware of the Prohibited Transfer, the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

          (c) The Founder shall, upon receipt of the certificates for the repurchased shares, pay the aggregate purchase price therefor, by certified check or bank draft made payable to the order of the Purchaser and shall reimburse the Purchaser for any additional expenses, including legal fees and expenses, incurred in effecting such purchase and resale.

     3.3  Termination and Amendment.  The right of co-sale described in Sections
          -------------------------
3.1 and 3.2 shall expire on the effective date of the Company's initial registered public offering. The rights set forth in this Section 3 shall not apply to (i) transfers of up to ten percent (10%) on a cumulative basis of the total number of shares of Common Stock owned by a Founder, (ii) a transfer by any Founder to any members of their respective immediate families (which shall be deemed to be limited to spouses, ancestors and descendants), or trusts for the benefit of their respective immediate families, and (iii) a transfer by an Founder to any entity controlling, controlled by or under common control with the transferor. Each transferee of any shares of Common Stock pursuant to a transfer described in (ii) and (iii) shall agree in writing, as a condition precedent of the transfer of the Common Stock to such transferee, that such transferee shall hold the Common Stock subject to subsection 3.1 above as if such transferee was a Founder and shall make no further transfer of such shares unless such transfer is in compliance with subsection 3.1 above.

     3.4  Stock Legend.  All certificates representing shares of Common Stock of
          ------------
the Company held by the Founders and transferees described in subsection 3.2 above shall bear the following legend:

     "THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF CO-SALE SET FORTH IN A RIGHTS AGREEMENT AMONG THE COMPANY, THE HOLDER HEREOF AND CERTAIN OTHER SHAREHOLDERS OF THE COMPANY, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE CORPORATION."

4.   Voting Agreement
     ----------------

     4.1  Agreement to Vote: Seventh Director.  The Fifth Amended and Restated
          -----------------------------------
Articles of Incorporation provide that (i) the holders of the Company's Series E Preferred Stock, (the "Primax Holders"), voting as a separate class, have the right to elect three of the seven directors of the Company and (ii) the holders of the Company's Common Stock and Series A, Series B, Series C and Series D Preferred Stock (the "Storm Holders"), voting together as a separate class, have the right to elect three of the seven directors of the Company. The Purchasers hereby agree to vote all of the shares of the Company's voting securities now or hereafter owned by them, whether beneficially or otherwise, and to otherwise act with respect to such shares, so as to always elect a designee mutually agreed upon by the Primax Holders and the Storm Holders, as a seventh director of the Company, until such time as the closing of the Company's initial public offering. In the event the Primax Holders and the Storm Holders fail to agree on a mutually acceptable seventh director, the Primax Holders and the Storm Holders hereby agree to vote or act with respect to their shares so as to leave one vacancy on the board.

     4.2  Successors in Interest.  The provisions of Section 4.1 of this
          ----------------------
Agreement shall be binding upon the successors in interest of the Primax Holders to any voting securities of the Company held by the Primax Holders (the "Primax Shares") and upon the successors of interest of the Storm Holders to any of the voting securities of the Company held by the Storm Holders (the "Storm Shares"). The Company shall not permit the transfer of any Primax Shares or Storm Shares on its books or issue a new certificate representing any Primax Shares or Storm Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, satisfactory in form and substance to the Primax Holders and the Storm Holders, pursuant to which such person becomes a party to the provisions of Section 4 of this Agreement and agrees to be bound by all the provisions thereof as if such person was a Primax Holder or Storm Holder thereunder, as applicable.

     4.3  Legend.  Each certificate representing any Primax Shares or Storm
          ------
Shares shall be endorsed by the Company with a legend reading as follows:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT SET FORTH IN A RIGHTS AGREEMENT AMONG THE COMPANY, THE HOLDER HEREOF AND CERTAIN OTHER SHAREHOLDERS OF THE COMPANY, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE CORPORATION. BY ACCEPTING ANY INTEREST IN SUCH SECURITIES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.


5.   Future Actions.  If at any time the Company's officers and directors
     --------------
approve (i) the initial public offering of the Company's securities, or (ii) after effectiveness of the initial public offering of the Company's securities, provisions relating to cumulative voting with respect to the Company's voting stock, the Primax Holders agree to cooperate and to take all actions necessary to complete the adoption and implementation of such provisions, by, among other things, executing written consents of shareholders, waivers and such other documents as are reasonably requested for all Holders.

6.   Affirmative Covenants of the Company.  The Company hereby covenants and
     ------------------------------------
agrees as follows:

     6.1  Financial Information.  Until the first to occur of (i) the date on
          ---------------------
which the Company is required to file a report with the SEC pursuant to Section 13(a) of the Exchange Act, by reason of the Company having registered any of its securities pursuant to Section 12(g) of the Exchange Act or (ii) quotations for the Common Stock of the Company are reported by the automated quotations system operated by the National Association of Securities Dealers, Inc. or by an equivalent quotations system or (iii) shares of the Common Stock of the Company are listed on a national securities exchange registered under Section 6 of the Exchange Act, the Company will furnish to each Purchaser, so long as such Purchaser or its affiliates own any shares of the Company's Preferred Stock (the "Shares") or Common Stock issued or issuable upon conversion of the Shares (as adjusted for stock dividends, stock splits, recapitalizations and the like):

          (a) as soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of operations and consolidated statements of changes in financial position (or equivalent cash flow statements if required by the Financial Accounting Standards Board) of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company, and

          (b) as soon as practicable after the end of each quarter (except the last quarter of the fiscal year), and in any event within 45 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such quarter; and consolidated statements of income (or equivalent cash flow statements if required by the Financial Standards Board), for such quarter and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (except for required footnotes), all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial officer or chief executive officer of the Company, and

          (c) so long as such Purchaser or its affiliates owns in excess of two hundred thousand (200,000) Shares or an equivalent amount of Common Stock issued or issuable upon conversion of the Shares (as adjusted for stock dividends, stock splits, recapitalizations and the like), (i) as soon as practicable after its adoption or approval by the Company's Board of Directors, but not later than the commencement of such fiscal year, an annual plan for each fiscal year which shall include monthly capital and operating expense budgets, cash flow statements, projected balance sheets and profit and loss projections for each such month and for the end of the year, itemized in such detail as the Board of Directors may reasonably determine and (ii) as soon as practicable after the end of each month (except the last month of the fiscal year), and in any event within 30 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such month and consolidated statements of income (or equivalent cash flow statements if required by the Financial Standards Board), for such month and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (except for required footnotes), all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial officer or chief executive officer of the Company.

     6.2  Conflicts of Interests.  The Company shall use its best efforts to
          ----------------------
ensure that the Company's employees, during the term of their employment with the Company, do not engage in activities which would result in a conflict of interest with the Company. The Company's obligations hereunder include, but are not limited to, requiring that the Company's employees devote their primary productive time, ability and attention to the business of the Company (provided, however, the Company's employees may engage in other professional activity if such activity does not materially interfere with their obligations to the Company), requiring that the Company's employees enter into agreements regarding proprietary information and confidentiality and preventing the Company's employees from engaging or participating in any business that is in competition with the business of the Company.

     6.3  Proprietary Agreements.  The Company will use its best efforts to
          ----------------------
prevent any employee from violating the confidentiality and proprietary information agreement entered into between the Company and each of its employees.

     6.4  Future Stock Issuances.  The Company agrees that after the Closing it
          ----------------------
will not issue more than a total of 2,944, 842 shares of Common Stock (or grant any options, warrants or other rights to purchase the same) pursuant to a stock option plan or restricted stock plan to employees, officers, directors and consultants without unanimous vote of the Company's Board of Directors. Moreover, except with respect to the employees other than Messrs. Krause and Ligtenberg (the "Current Employees") of the Company as of the date of Closing, the Company will not issue any shares of Common Stock (or grant any options, warrants or other rights to purchase the same) to any employee, officer, director or consultant except pursuant to agreements which provide for vesting over a period of at least forty-eight (48) months (with the initial vesting date to occur after twelve (12) months on all initial option grants) and a right of first refusal in favor of the Company in the event of any proposed transfer unless such issuance or grant is approved by unanimous vote of the Company's Board of Directors.

     6.5  Inspection.  The Company shall permit each Purchaser, at such
          ----------
Purchaser's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Purchaser; provided, however, that the Company shall not be obligated pursuant to this Section 6.5 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

     6.6  Superseded Provisions.  This Section 6 supersedes and replaces in
          ---------------------
their entirety each and every provision of Section 6 "Affirmative Covenants of the Company" in the following documents: (i) the November 1991 Storm Technology, Inc. Agreement Concerning Purchase of Series A Preferred Stock; (ii) the January 1992 Storm Technology, Inc. Agreement Concerning Purchase of Series B Preferred Stock; (iii) the May 1994 Storm Technology, Inc. Agreement Concerning Purchase of Series C Preferred Stock; and (iv) the July 1995 Storm Software, Inc. Agreement Concerning Purchase of Series D Preferred Stock.

     6.7  No Other Registration or Other Rights.  Except as provided herein, the
          -------------------------------------
Company has not granted (i) any right to register any presently outstanding securities, or any securities which may hereafter be issued, under the Securities Act or (ii) any right of first refusal upon issuance of securities by the Company.

7.   Miscellaneous
     -------------

     7.1  Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of California as applied to transactions taking place between California residents and wholly within the State of California.

     7.2  Survival.  The representations, warranties, covenants and agreements
          --------
made herein shall survive any investigation made by any Preferred Shareholder and the closing of the transactions contemplated hereby.

     7.3  Successors and Assigns.  Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     7.4  Entire Agreement; Amendment.  This Agreement constitutes the full and
          ---------------------------
entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein. With the written consent of the record or beneficial Holders of at least two-thirds (2/3) of the Registrable Securities, the obligations of the Company and the rights of the Holders of the Registrable Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. Any amendment or waiver affected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company. This Agreement or any provision hereof may be changed, waived, discharged of terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 7.4.

     7.5  Notices, etc.  All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to any Holder, at such Holder's address as set forth in the Company's records, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at Storm Software, Inc., 1861 Landings Drive, Mountain View, CA 94043, or at such other address as the Company shall have furnished to the Holder in writing.

     7.6  Delays or Omissions.  Except as expressly provided herein, no delay or
          -------------------
omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     7.7  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     7.8  Severability.  If any provision of this Agreement, or the application
          ------------
thereof, shall for any reason and to any extent be invalid or unenforceable the remainder of this Agreement and application of such provision to persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto; the parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

     7.9  Effect on Prior Agreement.  The provisions of this Agreement amend and
          -------------------------
supersede any rights or obligations under the Rights Agreement.

     7.10  Titles and Subtitles.  The titles and subtitles used in this
           --------------------
Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

     The foregoing agreement is hereby executed as of the date first above written.

                              "COMPANY"

                              STORM SOFTWARE, INC. a California
                              corporation


                              By:
                                 ------------------------------
                                   L. William Krause

                          COUNTERPART SIGNATURE PAGE
                            TO STORM SOFTWARE, INC.
                 FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT
                          DATED AS OF MARCH 18, 1996

"FOUNDERS"



- ------------------------
L. William Krause


- ------------------------
Adriaan Ligtenberg

                          COUNTERPART SIGNATURE PAGE
                            TO STORM SOFTWARE, INC.
                 FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT
                          DATED AS OF MARCH 18, 1996


"PRIOR HOLDER"

If you are an individual, please
print your name and sign below.


- ----------------------------------
Name (Please Print)



- ----------------------------------
Signature



If you are signing on behalf of an
entity, please print the name of
the entity and sign below, indicating
your title.


- ----------------------------------
Name (Please Print)



- ----------------------------------
Signature



- ----------------------------------
Title

                          COUNTERPART SIGNATURE PAGE
                            TO STORM SOFTWARE, INC.
                 FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT
                          DATED AS OF MARCH 18, 1996


"NEW HOLDER"

If you are an individual, please
print your name and sign below.


- ----------------------------------
Name (Please Print)


- ----------------------------------
Signature



If you are signing on behalf of an
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                                       22

                         FIRST AMENDMENT TO THE FOURTH

                     AMENDED AND RESTATED RIGHTS AGREEMENT


     This First Amendment to the Fourth Amended and Restated Rights Agreement (the "Amendment") is entered into as of the 11th day of June, 1996 by and among Storm Primax, Inc., a California corporation (the "Company"), and the undersigned holders of Series A, Series B, Series C, Series D and Series E Preferred Stock of the Company (the "Prior Holders"), Intel Corporation, a Delaware corporation ("Intel") (the Prior Holders and Intel may be collectively referred to as "Preferred Shareholders") and L. William Krause and Adriaan Ligtenberg (the "Founders").

                                    RECITALS
                                    --------

     A. The Prior Holders and Founders have previously been granted certain registration rights and rights of first refusal by the Company pursuant to that certain Amended and Restated Rights Agreement dated March 18, 1996, as amended, (the "Rights Agreement").

     B. The Company proposes to sell up to 483,870 shares of Series F Preferred Stock to Intel pursuant to a Stock Purchase Agreement of even date herewith (the "Series F Agreement") and desires that Intel receive the same registration rights as the Prior Holders.

     C. The Prior Holders and Founders beneficially owning at least two-thirds (2/3) of the Company's shares held by all Prior Holders and Founders which are subject to the Rights Agreement wish to amend the Rights Agreement to grant registration rights to Intel that are substantially the same to the registration rights of the Prior Holders, and to waive their right of first refusal with respect to the sale of Series F Preferred Stock pursuant to the Series F Agreements.

     D. Intel desires to become a party to the Rights Agreement as amended hereby.

     E. The Founders, the Prior Holders and Intel (collectively the "Purchasers") and the Company now desire to amend the registration rights applicable to the Preferred Stock as set forth below.


                                   AMENDMENT
                                   ---------

1.   The following definitions under section 1.1 are amended to read as follows:

     "Conversion Stock" means the Common Stock issued or issuable upon
      ----------------
conversion of the Series A, Series B, Series C, Series D, Series E and Series F Preferred Stock.

     "Holder" shall mean any shareholder of the Company holding Registrable
      ------
Securities (including Series A, Series B, Series C, Series D, Series E and Series F Preferred Stock) and any person holding Registrable Securities to whom the rights under this Section 1 have been transferred in accordance with Sections 1.11 and 3.3 hereof.

     "Initiating Holders" shall mean (i) any Holder or Holders, excluding the
      ------------------
holder of holders of Series E Preferred Stock, of at least sixty percent (60%) of the Registrable Securities, less Conversion Stock issued or issuable upon conversion of the Series E Preferred Stock (adjusted after the original issuance thereof for stock splits, stock dividends, recapitalizations and the like) or
(ii) any Holder or Holders of at least 60% of the Registrable Securities (adjusted after the original issuance thereof for stock splits, stock dividends, recapitalizations and the like), provided that in either instance; provided that in either instance, Initiating Holders as defined in subsections (i) and (ii) of this definition are entitled to only one Requested Registration each.

     "Registrable Securities" means (i) the Conversion Stock; (ii) shares of
      ----------------------
capital stock of the Company issued or issuable upon exercise of a warrant or warrants unanimously approved by the Board of Directors and issued in connection with an equipment lease, equipment financing or a bank line financing; (iii) stock issued in lieu of the stock described in (ii) in any reorganization which has not been sold to the public; or (iv) stock issued in respect of the stock referred to in (i), (ii) and (iii) as a result of a stock split, stock dividend, recapitalization or the like, which have not been sold to the public. Except for subsections 1.2, 1.4, 1.10, 2.1, 3.1 through 3.3, and 5.4, Registrable Securities shall mean shares of Common Stock of the Company issued or issuable to the Founders and to those officers and directors of the Company to whom the Board of Directors of the Company by unanimous vote extends the registration rights contained in subsection 1.3; provided, however, that such grant of rights to the Founders, officers, directors or employees shall not be deemed to restrict or limit the registration rights otherwise afforded to L. William Krause with respect to the Series A, Series C and Series D Preferred Stock purchased by him.

     The terms "register," "registered" and "registration" refer to a
                --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

2. The first paragraph under section 2.1 is amended to read in full as follows:

     (a) The Company hereby grants to each Preferred Shareholder (provided such Preferred Shareholder is then a current holder of at least ten percent (10%) of the number of shares of Series A, Series B, Series C, Series D, Series E or Series F Preferred Stock (or Conversion Stock) originally purchased by such Preferred Shareholder) and each Founder (provided the Founder remains a director or officer of the Company) (collectively, hereinafter, the "Rights Holders") the right of first refusal to purchase, pro rata, all or any part of New Securities (as defined in this Section 2.1) which the Company may, from time to time, propose to sell and issue. A pro rata share, for purposes of this right of first refusal, is the ratio that the number of shares of Conversion Stock and Founder's Stock then held by each Rights Holder bears to the sum of the total number of shares of Conversion Stock and Founder's Stock then outstanding.

3.   Section 3.1 is amended to read in full as follows:

     3.1  Right of Co-Sale.  In the event that a Founder proposes to sell any
          ----------------
shares of Common Stock (other than as set forth in Section 3.3 below) and the Company waives any right of first refusal it may have with respect to such shares, each Preferred Shareholder shall have the right, exercisable upon written notice to the Founder within forty (40) days after notice by the Company of such sale to participate in such sale of securities (which are not purchased by the Company or its assigns) pursuant to the specified terms and conditions of the notice, subject to the following limitations. The Company shall provide written notice to each Preferred Shareholder within thirty (30) days after receiving the notice of the proposed transfer from the Founder. The notice to the Preferred Shareholders shall state the terms of the proposed transfer and the date of expiration of the Preferred Shareholders' rights hereunder. Each participating Preferred Shareholder shall be entitled to sell up to that number of securities equal to the product obtained by multiplying (i) the shares to be transferred less the number of shares which are purchased by the Company or its assigns by
(ii) a fraction, the numerator of which is the number of shares of Conversion Stock of the Company then owned by such Preferred Shareholder and the denominator of which is the combined number of shares of Conversion Stock of the Company then owned by the selling Founder and the Preferred Shareholders. For purposes of making such computation, each Preferred Shareholder shall be deemed to own the number of shares of Common Stock into which all of the Series A, Series B, Series C, Series D, Series E or Series F Preferred Stock held by such Preferred Shareholder is at the time convertible (in addition to any Common Stock issued upon conversion of its Series A, Series B, Series C, Series D, Series E or Series F Preferred Stock).

4.   Section 4.1 is amended to read in full as follows

     4.1  Agreement to Vote: Seventh Director and Board Representative. The
          ------------------------------------------------------------
Fifth Amended and Restated Articles of Incorporation provide that (i) the holders of the Company's Series E Preferred Stock, (the "Primax Holders"), voting as a separate class, have the right to elect three of the seven directors of the Company and (ii) the holders of the Company's Common Stock and Series A, Series B, Series C, Series D and Series F Preferred Stock (the "Storm Holders"), voting together as a separate class, have the right to elect three of the seven directors of the Company. The Purchasers hereby agree to vote all of the shares of the Company's voting securities now or hereafter owned by them, whether beneficially or otherwise, and to otherwise act with respect to such shares, so as to always elect a designee mutually agreed upon by the Primax Holders and the Storm Holders, as a seventh director of the Company, until such time as the closing of the Company's initial public offering. In the event the Primax Holders and the Storm Holders fail to agree on a mutually acceptable seventh director, the Primax Holders and the Storm Holders hereby agree to vote or act with respect to their shares so as to leave one vacancy on the board. So long as any Series F Shares are outstanding and prior to a firm underwritten initial public offering, the holders of Series F Shares will be entitled to appoint a representative to attend all Board meetings as an observer.

5. The undersigned holders of Series A, Series B, Series C, Series D and Series E Preferred Stock hereby waive his or its right to notice and right of first refusal granted under Section 2.1 of the Fourth Amended and Restated Rights Agreement. The undersigned further hereby consents to Intel becoming a party to the Rights Agreement as a "Purchaser," as such term defined in the Rights Agreement, upon Intel's execution and delivery of a counterpart signature page to the Rights Agreement.

6. The provisions of this Amendment amend and supersede any rights or obligations under the Fourth Amended and Restated Rights Agreement. All other provisions remain valid and enforceable.

7.   The foregoing Amendment has been duly approved by the board of directors.

8. The foregoing Amendment has been duly approved by the required vote of shareholders, such required vote being two thirds (2/3) of the total number of outstanding shares of Common Stock voting separately as a class and two thirds (2/3) of the total number of outstanding shares of the Preferred Stock voting separately as a class.

     The foregoing Amendment is hereby executed as of the date first above written.

                                      "COMPANY"

                                      STORM PRIMAX, INC.


                                      By: _____________________________________
                                          L. William Krause

                           COUNTERPART SIGNATURE PAGE
                             TO STORM PRIMAX, INC.
                            AMENDMENT TO THE FOURTH
                     AMENDED AND RESTATED RIGHTS AGREEMENT
                           DATED AS OF JUNE 11, 1996

"FOUNDERS"


- --------------------------------
L. William Krause



- --------------------------------
Adriaan Ligtenberg

                           COUNTERPART SIGNATURE PAGE
                             TO STORM PRIMAX, INC.
                            AMENDMENT TO THE FOURTH
                     AMENDED AND RESTATED RIGHTS AGREEMENT
                           DATED AS OF JUNE 11, 1996



"PREFERRED SHAREHOLDERS"

Intel Corporation

By:___________________________________

Its:__________________________________

L. William Krause and
L. Gay Krause, as Trustees of the
Krause Trust Dated June 21, 1994,
as amended

By:___________________________________

Its:__________________________________

Primax Electronics, Ltd.

By:  _________________________________

Its:  ________________________________

Institutional Venture Partners V

By:___________________________________

Its:___________________________________

Institutional Venture Management V

By:___________________________________

Its:___________________________________